EXHIBIT 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") is made effective as of March 27, 2005, by and among (i) CEDAR FAIR, L.P., a Delaware limited partnership ("Cedar Fair LP"); (ii) CEDAR FAIR, an Ohio general partnership ("Cedar Fair"); (iii) MAGNUM MANAGEMENT CORPORATION, an Ohio corporation ("Magnum Management"), in its capacity as a Borrower (as hereinafter defined) and in its capacity as Treasury Manager under the Credit Agreement referred to below; (iv) KNOTT'S BERRY FARM, a California general partnership ("Knott's Berry Farm"; and together with Cedar Fair LP, Cedar Fair, and Magnum Management, collectively, "Borrowers" and, individually, each a "Borrower"); (v) the banking institutions party to the Credit Agreement referred to below (collectively, the "Banks" and, individually, each a "Bank"); and (vi) KEYBANK NATIONAL ASSOCIATION, as lead arranger and administrative agent for the Banks under the Credit Agreement ("Agent").

RECITALS:

A. Borrowers, Agent and the Banks are parties to the Credit Agreement, dated as of December 22, 2003 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement").

B. Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Banks agree as follows:

    Amendment. Section 5.7(a) of the Credit Agreement is hereby amended and restated as follows:

    (a) Leverage Ratio. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed (i) 3.00 to 1.00 for the period from the Closing Date through the day before the Amendment No. 1 Effective Date, (ii) 3.50 to 1.00 from the Amendment No. 1 Effective Date through September 25, 2004, (iii) 3.00 to 1.00 from September 26, 2004 through December 31, 2004, (iv) 3.25 to 1.00 from January 1, 2005 through June 25, 2005, (v) 3.50 to 1.00 from June 26, 2005 through September 24, 2005, (vi) 3.00 to 1.00 on September 25, 2005 and thereafter.

    Effectiveness.

      Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

    (a) Amendment Executed. This Amendment shall have been executed by Borrowers, each Guarantor of Payment, Agent and the Required Banks, and counterparts hereof as so executed shall have been delivered to Agent.

    (b) Fees. Borrowers shall have paid all legal fees and expenses of Agent in connection with the preparation and negotiation of this Amendment and the other documents being executed or delivered in connection herewith.

    Miscellaneous.

      Representations and Warranties. Each Borrower and Guarantor of Payment, by signing below, hereby represents and warrants to Agent and the Banks that:

        such Borrower or Guarantor of Payment has the legal power and authority to execute and deliver this Amendment;

        the officials executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower or Guarantor of Payment with respect to the provisions hereof;

        the execution and delivery hereof by such Borrower or Guarantor of Payment and the performance and observance by such Borrower or Guarantor of Payment of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or Guarantor of Payment or any law applicable to such Borrower or Guarantor of Payment or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against such Borrower or Guarantor of Payment;

        no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

        no Borrower or Guarantor of Payment has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of such Borrower or Guarantor of Payment under the Credit Agreement or any Related Writing;

        this Amendment constitutes a valid and binding obligation of such Borrower or Guarantor of Payment in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies; and

        each of the representations and warranties set forth in Article VI of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

      Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document or other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

      Guarantor Acknowledgment. Each Guarantor of Payment, by signing this Amendment:

        consents and agrees to and acknowledges the terms of this Amendment;

        acknowledges and agrees that all of the Loan Documents to which such Guarantor of Payment is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor of Payment's obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;

        represents and warrants to Agent and the Banks that all representations and warranties made by such Guarantor of Payment and contained in this Amendment or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any thereof expressly relate to an earlier date; and

        acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor of Payment is not required by the terms of the Credit Agreement or any other Loan Document to which such Guarantor of Payment is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor of Payment to any future amendments or modifications to the Credit Agreement.

      Waiver. Each Borrower and Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

      Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

      Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

      JURY TRIAL WAIVER. EACH BORROWER, AGENT, EACH BANK AND EACH GUARANTOR OF PAYMENT HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE BANKS, THE GUARANTORS OF PAYMENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

Cedar Fair, L.P.

By: Cedar Fair Management, Inc.,

its General Partner

Cedar Fair

By: Magnum Management Corporation,
its Managing General Partner

Magnum Management Corporation

Knott's Berry Farm

By: Cedar Fair, L.P.,

its Managing General Partner

By: Cedar Fair Management, Inc., its General Partner

By:_________________________

Bruce A. Jackson

As Corporate Vice President, Finance & Chief Financial Officer of Cedar Fair Management, Inc.

As Vice President, Finance & Chief Financial Officer of Magnum Management Corporation

MICHIGAN'S ADVENTURE, INC., as a Guarantor of Payment By:_____________________________________ Bruce A. Jackson, Treasurer
KEYBANK NATIONAL ASSOCIATION, as Agent and as a Bank By: Francis W. Lutz, Vice President
BANK ONE, NA (successor by merger to Bank One, Michigan) By: Name:______________________________ Title: ______________________________
NATIONAL CITY BANK By: Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION By: Name: Title:
FIFTH THIRD BANK By: Name: Title:
COMERICA BANK By: Name: Title:
UMB BANK, N.A. By: Name: Title: